UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 3, 2013

TetriDyn Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	033-19411-C	65-0008012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 N Skyline Drive
Idaho Falls, ID		83402
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(208) 232-4200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICER

On May 3, 2013, the Board of Directors appointed Antoinette R. Knapp, then serving as the Company’s Deputy Chief Executive Officer, Vice-President, Secretary/Treasurer, and Chief Technology Officer, to serve as the Company’s Chief Executive Officer and Chief Financial Officer.  Ms. Knapp replaces David W. Hempstead, the Company’s Chairman of the Board, Chief Executive Officer, Chief Financial Officer, and President, who passed away on April 26, 2013.

Ms. Knapp’s biographical information is incorporated by reference from the Company’s annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRIDYN SOLUTIONS, INC.

Dated: May 6, 2013	By:	/s/ Antoinette R. Knapp
Antoinette R. Knapp, President
Principal Executive Officer and
Principal Financial and Accounting Officer

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